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                                                                   EXHIBIT 10.10


                              ZIONS BANCORPORATION

                        EXECUTIVE MANAGEMENT PENSION PLAN

                            Effective January 1, 1994


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                                TABLE OF CONTENTS

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                                                                                                                 Page
Introduction.................................................................................................      1

Article 1-     Definitions...................................................................................      2
        1.1    Accrued Benefit...............................................................................      2
        1.2    Code..........................................................................................      2
        1.3    Committee.....................................................................................      2
        1.4    Company.......................................................................................      2
        1.5    Effective Date................................................................................      2
        1.6    ERISA.........................................................................................      2
        1.7    Executive Management Plan Benefit.............................................................      2
        1.8    Executive Management Retirement Income........................................................      2
        1.9    Participant...................................................................................      2
        1.10   Pension Plan..................................................................................      2
        1.11   Pension Plan Benefit..........................................................................      2
        1.12   Plan..........................................................................................      2
        1.13   Retirement Date...............................................................................      2
        1.14   Unrestricted Pension Plan Benefit.............................................................      2

Article 2-     Participation.................................................................................      3
        2.1    Participants..................................................................................      3

Article 3-     Executive Management Retirement Income........................................................      4
        3.1    Amount of Accrued Benefit.....................................................................      4
        3.2    Executive Management Retirement Income........................................................      4
        3.3    Forms of Retirement Income....................................................................      4

Article 4      Termination and Vesting.......................................................................      5
        4.1    Vesting.......................................................................................      5

Article 5      Disability Benefits...........................................................................      6
        5.1    Payment of Disability Benefit.................................................................      6

Article 6      Death Benefits................................................................................      7
        6.1    Preretirement Death Benefit...................................................................      7
        6.2    Postretirement Death Benefit..................................................................      7

Article 7      General Provisions............................................................................      8
        7.1    Unfunded Obligation...........................................................................      8
        7.2    Administration................................................................................      8
        7.3    Employment Status.............................................................................      8
        7.4    Amendment and Termination of Plan.............................................................      8
        7.5    Provision Against Anticipation................................................................      8
        7.6    Facility of Payment...........................................................................      8
        7.7    Withholding Taxes.............................................................................      9
        7.8    Applicable Law................................................................................      9


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                                  Introduction

Zions Bancorporation recognizes the value of services performed by its executives and desires to provide them with full pension benefits even when those benefits exceed the limits on benefits which can be provided by Zions Bancorporation Pension Plan. This reflects Zions Bancorporation's recognition that the value of services provided by its executives may not be adequately reflected in the retirement benefits provided under its tax qualified retirement plans.

Accordingly, this Executive Management Pension Plan is established supplement benefits provided to executives under the tax qualified Zions Bancorporation Pension Plan.


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                                    Article 1

                                   Definitions

1.1 Accrued Benefit means the monthly amount of benefit credited to a Participant in accordance with Section 3.1.

1.2      Code means the Internal Revenue Code of 1986, as amended.

1.3 Committee means the Retirement Committee appointed to administer the Pension Plan.

1.4 Company means Zions Bancorporation and any affiliate or subsidiary which adopts this Plan with the consent of the Board of Directors of Zions Bancorporation.

1.5      Effective Date means January 1, 1994.

1.6 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

1.7 Executive Management Plan Benefit means a Participant's monthly accrued benefit under this Plan determined in accordance with Section 3.1.

1.8 Executive Management Retirement Income means a Participant's monthly retirement income under this Plan determined in accordance with Article 3.

1.9 Participant means an employee or former employee of the Company who is eligible for an Executive Management Plan Benefit in accordance with
         Article 2.

1.10 Pension Plan means the Zions Bancorporation Pension Plan as it may be amended from time to time.

1.11 Pension Plan Benefit means a Participant's monthly accrued benefit under the Pension Plan.

1.12     Plan means the Zions Bancorporation Executive Management Pension Plan.

1.13 Retirement Date means a Participant's normal, early, late, or disability retirement date determined under the Pension Plan.

1.14 Unrestricted Pension Plan Benefit means a Participant's monthly accrued benefit under the Pension Plan, determined without regard to the limitations on benefits imposed by Code Section 415 or the limitation on compensation taken into account under the Pension Plan imposed under Code Section 401(a)(17).


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                                    Article 2

                                  Participation

2.1      Participants

         The Board of Directors shall determine the Participants in this Plan, provided that each Participant shall be an employee of the Company who is an active participant in the Pension Plan on or after the Effective Date and who meets the following requirements:

         (a) the employee is, or has been, a member of the Company's Executive Management Committee on or after the Effective Date, and

         (b) the employee is (1) employed in a management position with the Company having principal responsibility for the management, direction and success of the Company as a whole or a particular business unit thereof, or (2) a highly compensated employee of the Company within the meaning of ERISA Section 401.


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                                    Article 3

                     Executive Management Retirement Income

3.1      Amount of Accrued Benefit

         A Participant's Executive Management Plan Benefit is equal to the excess of the Participant's Unrestricted Pension Plan Benefit over the Participant's Pension Plan Benefit.

3.2      Executive Management Retirement Income

         A Participant's monthly Executive Management Retirement Income commencing on his or her retirement Date will be equal to his or her Executive Management Plan Benefit as of such date adjusted to reflect the form of retirement income elected and, in the case of an early retirement date, adjusted to reflect the age of the Participant on the date benefit payments commence.

3.3      Forms of Retirement Income

         The forms of retirement income available under this Plan are the same as those described in the Pension Plan. A Participant's election of any form of retirement income or benefit commencement date under the Pension Plan will be deemed to apply to any Executive Management Retirement Income under this Plan.


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                                    Article 4

                             Termination and Vesting

4.1      Vesting

         The Company will provide an Executive Management Plan Benefit to a Participant who terminates employment with the Company equal to his or her vested Accrued Benefit. A Participant's vested interest in his or her Accrued Benefit will be equal to the Accrued Benefit multiplied by the Participant's vested percentage under the Pension Plan.

         All rights to any Executive Management Plan Benefit payable under this Plan, including the payment of any unpaid benefit installments, will be immediately forfeited if any of the following events occur:

         (a) The Company terminates the Participant's employment for any act of willful malfeasance or gross negligence in the performance of his or her duties.

         (b) The Participant enters into competition with the Company without the prior written permission of Company's Board of Directors.


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                                    Article 5

                               Disability Benefits

5.1      Payment of Disability Benefit

         A Participant who is eligible for disability retirement income under the Pension Plan shall be entitled to disability retirement income under this Plan to the extent the Participant's Unrestricted Pension Plan Benefit exceeds the Participant's Pension Plan Benefit. The provisions of the Pension Plan shall apply for determining disability, eligibility, and disability retirement income.


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                                    Article 6

                                 Death Benefits

6.1      Preretirement Death Benefit

         A Participant's spouse or other beneficiary who qualifies for a preretirement death benefit under the Pension Plan shall be entitled to a preretirement death benefit under this Plan. The amount of such benefit, if any, will be based on the Participant's vested interest in his or her Accrued Benefit under this Plan and will be determined in the same manner as set forth in the applicable section of the Pension Plan. In addition, such benefit will be payable as provided under the Pension Plan.

6.2      Postretirement Death Benefit

         Death benefits payable after a Participant's retirement shall be determined according to the form of retirement income elected by the Participant upon retirement.


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                                    Article 7

                               General Provisions

7.1      Unfunded Obligation

         The benefits provided by this Plan shall be an unfunded obligation of the Company. The Company is not required to segregate any monies from its general funds, to create any trusts, or to make any special deposits with respect to this obligation. Title to and beneficial ownership of any investments which the Company may make to fulfill its obligation shall at all times remain in the Company.

7.2      Administration

         The Committee shall have complete control of the administration of the Plan, subject to the provisions hereof, with all powers necessary to enable it to carry out its duties properly in that respect. In addition, it will have the power to construe the terms of the Plan and to determine all questions that may arise hereunder, including all questions relating to the eligibility of employees to participate in the Plan and the amount of benefit to which any Participant or beneficiary may become entitled. The Committee's decisions upon all matters within the scope of its authority will be final.

7.3      Employment Status

         Nothing contained in the Plan will be deemed to give any employee the right to be retained in the employ of the Company or to interfere with the rights of the Company to discharge any employee at any time.

7.4      Amendment and Termination of Plan

         The Company may amend, suspend or terminate the Plan at any time. No amendment, suspension or termination may impair the right of a Participant or his or her beneficiary to receive benefits accrued under the Plan as of the date the amendment, suspension or termination if adopted.

7.5      Provision Against Anticipation

         No benefit under the Plan shall be subject any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge or other legal process, and any attempt to do so shall be void.

7.6      Facility of Payment

         If any Participant or beneficiary is physically or mentally incapable of giving a valid receipt for any payment due him or her and no legal representative has been appointed for such Participant or beneficiary, the Committee may make such payment to any person or institution maintaining such Participant or beneficiary, and the release of such person or institution will be a valid and
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         complete discharge for such payment. Any final payment or distribution to any Participant, the legal representative of the Participant, or to any beneficiaries of such Participant in accordance with the provision herein will be in full satisfaction of all claims against the Company arising under or by virtue of the Plan.

7.7      Withholding Taxes

         Appropriate tax withholding shall be made from payments to Participants pursuant to this Plan or from other wages of Participants as required under applicable law.

7.8      Applicable Law

         This Plan shall be interpreted and enforced in accordance with the laws of the State of Utah.

Executed this           16th           day of          December         , 1994
              -------------------------       --------------------------
at Salt Lake City, Utah.
                                                      ZIONS BANCORPORATION
                                                      by  /s/  Harris H. Simmons
                                                         -----------------------
                                                         President

ATTEST:

  /s/ Gary L. Anderson
- -------------------------------
         Secretary